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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                --------------------

                                      FORM 8-K


                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 25, 1998
                                                 ------------------

                                 STARTER CORPORATION
                                 -------------------
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                           1/11812                06-0872266
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION     (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)

                    370 JAMES STREET, NEW HAVEN, CONNECTICUT              06513
                    ----------------------------------------              -----
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (203) 781-4000
                                                   --------------


                            Exhibit List Appears on Page 4

                                 Page 1 of [6] Pages


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Previous independent accountants.

     (i) On September 25, 1998, Ernst & Young LLP declined to be reappointed as independent accountants of Starter Corporation (the "Registrant").

     (ii) Ernst & Young LLP's reports on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) During the Registrant's fiscal years ended December 31, 1996 and 1997, and during the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in connection with their report.

     (iv) On September 29, 1998 the Audit Committee of the Registrant's Board of Directors approved the decision to change independent accountants from Ernst & Young LLP to Arthur Andersen LLP.

     (v) The Registrant has provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. (A copy of the Ernst & Young LLP letter addressed to the Commission is filed as Exhibit No. 16.1 to this Form 8-K).

(b)  New independent accountants.

     (i) On September 29, 1998, the Registrant engaged Arthur Andersen LLP as independent accountants for the fiscal year ending December 31, 1998.

     (ii) Prior to the appointment of Arthur Andersen LLP, the Registrant did not engage or consult with Arthur Andersen LLP regarding the matters described in Regulation S-K. Item 304(a)(2), but did discuss with Arthur Andersen LLP its engagement fees and standard engagement terms for serving as the Registrant's auditors.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits


Exhibit No.         Description
-----------         -----------

16.1 Letter regarding change in certifying accountant: Letter of Ernst & Young LLP


                                          2


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                    dated September 30, 1998.

                                     SIGNATURES



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              STARTER CORPORATION




Date: September 30, 1998      By: /s/ Sean T. Smith
                                 ------------------------
                                 Name:  Sean T. Smith
                                 Title: Controller


                                          3


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                                     EXHIBIT LIST

                                                                      Sequential
Exhibit No.         Description                                       Page No.
-----------         -----------                                       ----------
16.1                Letter regarding change in certifying
                    accountant: Letter of Ernst & Young LLP dated September 30, 1998.


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